Summary of Estimates of Fair Values of Assets Acquired and Liabilities Assumed of Beijing Wits Medical Limited (Detail) (BeijingWits Medical Limited, USD $) In Thousands, unless otherwise specified	Feb. 15, 2012
BeijingWits Medical Limited
Business Acquisition [Line Items]
Property, plant and equipment	$ 172
Goodwill	15,139	[1]
Cash and cash equivalents	587
Accounts receivable	657
Unbilled revenue	176
Other current assets	228
Non current assets	48
Current liabilities	(1,007)
Liability arising from contingent consideration arrangement	(7,000)
Net assets acquired	9,000
Cash consideration	9,000
Contingent consideration	7,000
Amount of total consideration	16,000
Liabilities included in preliminary purchase price allocation	(7,000)
Net assets acquired	$ 9,000

[1]	Goodwill represents the acquisition of an established workforce with experience in clinical trial execution and regulatory processes in China.